Exhibit 10.1

Force Protection, Inc.

9801 Highway 78, #3

Ladson, SC 29456

www.forceprotection.net

June 19, 2006

Fort Ashford Funds, LLC

19200 Von Karman

Suite 600

Irvine, CA  92612

Re: Extension of Maturity Date - Short Term Note

Gentlemen:

I refer to that certain Secured Note in the amount of $2,500,000 having a maturity date of June 20, 2006 issued by Force Protection Inc.  On behalf of the Company we would hereby request that you agree to an extension of the Maturity Date through Friday July 21, 2006 upon payment by the Company of the following amounts:

•                  1% extension fee of  $25,000

•                  2% Pre-paid Interest for the extension period of $50,000

If this is acceptable to you, I would ask that you kindly sign below and return by fax to me at (843) 553-3832.

We appreciate you cooperation in this matter.

Very Truly Yours,

/s/ Gordon McGilton
Gordon McGilton
Chief Executive Officer
Accepted and Agreed
For Fort Ashford Funds

	By:	/s/ Frank Kavanaugh
Frank Kavanaugh
Principal